SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  X
Filed by a Party other than the Registrant
Check the appropriate box:
   Preliminary Proxy Statement           Confidential, for Use of the
                                          Commission Only (as permitted
                                          by Rule 14a-6(e)(2))
X  Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Lancer Orthodontics, Inc.

            (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(Payment of Filing Fee (Check the appropriate box):
     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)Title of each class of securities to which transaction applies:

         (2)Aggregate number of securities to which transaction applies:

         (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)Proposed maximum aggregate value of transaction:

         (5)Total fee paid:


         X  Fee paid previously with preliminary materials

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing be registration statement number or the Form or Schedule and date of its filing.

         (1)Amount previously paid:

         (2)Form, Schedule, or Registration Statement No.:

         (3)Filing party:

         (4)Date filed:


                           LANCER ORTHODONTICS, INC.


                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS


                          TO BE HELD OCTOBER 25, 1996


                              AND PROXY STATEMENT


     The 1996 Annual Meeting of Shareholders of Lancer Orthodontics, Inc. (the "Company") will be held at 10:00 a.m. on Friday, October 25, 1996, at Biomerica, Inc.' s Corporate Offices, 1533 Monrovia Avenue, Newport Beach, California 92663.

     The purposes of the meeting are:

     1.To elect a Board of Directors of the Company for the ensuing year.

     2.To approve an amendment to the Company's Articles of Incorporation to effect a one-for-seven reverse stock split of the outstanding shares of the Company's Common Stock.

     3.To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.



      All shareholders of record at the close of business on September 6, 1996, are entitled to notice of and to vote at the meeting.

      Whether you plan to attend the meeting or not, we urge you to sign, date, and return the enclosed proxy card in the postage-paid envelope provided, in order that as many shares as possible may be represented at the meeting. The vote of every shareholder is important and your cooperation in promptly returning your executed proxy will be appreciated. Each proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

                                          By Order of the Board of Directors



                                          /s/ Douglas D. Miller
                                          Douglas D. Miller
                                          President and Chief Operating Officer


San Marcos, California
September 13, 1996

                           LANCER ORTHODONTICS, INC.

                               253 PAWNEE STREET
                          SAN MARCOS, CALIFORNIA 92069

                      1996 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 25, 1996

                                PROXY STATEMENT

                                  INTRODUCTION


      The Annual Meeting of Shareholders of Lancer Orthodontics, Inc. (the "Company") will be held at 10:00 a.m. on October 25, 1996, at Biomerica, Inc.' s Corporate Offices, 1533 Monrovia Avenue, Newport Beach, California 92663 for the purposes set forth on the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed Proxy are being mailed on or about September 13, 1996, to shareholders of the Company in connection with the solicitation, by the Company's Board of Directors, of proxies to be used at the Annual Meeting of Shareholders and any adjournment thereof (the "Annual Meeting").

      If a Proxy in the accompanying form is duly executed and returned the shares represented thereby will be voted as directed. If no direction is given, the shares represented by the Proxy will be voted for the election of the nominees for Director named herein. Any shareholder may revoke his or her Proxy at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by submitting a Proxy bearing a later date to the Secretary of the Company, or by voting in person at the meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.

      The cost of this solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will, upon request, reimburse banks, brokerage firms, and other custodians and nominees for their reasonable expenses in sending proxy materials to beneficial shareholders.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Only shareholders of record as of the close of business on September 6, 1996, are entitled to vote at the meeting. On such record date, the Company had outstanding 14,879,884 shares of Common Stock, without par value and 370,483 shares of Series D Preferred Stock with the same voting rights as Common Stock (cumulatively, the "Stock"). Holders of record of the Stock are entitled to one vote for each share held. Shareholders are entitled to cumulative voting, pursuant to which a shareholder may multiply the number of shares owned by the number of Directors to be elected and cast a total number of votes equal to the resulting product for any one candidate, or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless the shareholder has given notice at the meeting, prior to voting, of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes.

BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

      The following table sets forth the names and certain other information as of September 6, 1996, as to the Company's Common Stock beneficially owned by each Director or nominee and by all Directors and Executive Officers as a group:

      Name and Address (1)       Amount and Nature of       Percent of
      of Beneficial Owner        Beneficial Ownership (2)   Class (7)

      Joseph H. Irani                   3,448,298 (3)        18.9%

      Zackary Irani                            --              --

      Douglas D. Miller                   456,900 (4)         2.5%

      Janet Moore                          54,075             0.3%

      Robert Orlando                      125,000 (5)         0.7%

      All executive officers and
      directors as a group (6 persons)  4,320,973 (6)        23.7%

(1) Mr. J. Irani's address is 51 Coronado Point, Laguna Niguel CA 92677; Mr. Z. Irani's address is 3101 1/2 Broad Street, Newport Beach CA 92663; Mr. Millers's address is 24711 La Vida Drive, Laguna Niguel CA 92677; Ms Moore's address is 51 Coronado Pointe, Laguna Niguel CA 92677; Dr. Orlando's address is 947 West 30th Street, Los Angeles CA 92034.

(2) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and depositive power with respect to such shares, except for Mr. J. Irani. See Note 3 below.

(3) Includes 400,000 and 729,167 shares of Common Stock which may be purchased or acquired by Mr. J. Irani pursuant to stock options and warrants, respectively. Also includes 19,394 shares in the name of Mr. J. Irani's minor sons. However, it does not include 54,075 shares in the name of Ms Janet Moore, Mr. J. Irani's wife. Also see "Security Ownership by Certain Beneficial Owners Other Than Officers and Directors".

(4) Includes 450,000 shares of Common Stock which may be purchased or acquired by Mr. Miller pursuant to a stock option.

(5) Includes 100,000 shares of Common Stock which may be purchased by Dr. Orlando pursuant to stock options. Also see "Security Ownership by Certain Beneficial Owners Other Than Officers and Directors".

(6) Includes 1,175,000 and 729,167 shares which may be purchased or acquired pursuant to stock options and warrants, respectively.

(7) The denominator used in the Percent of Class column is 18,244,534, which consists of 14,879,884 issued and outstanding shares of Common Stock, 370,483 issued and outstanding shares of Series D Preferred Stock, and 2,994,167 shares of Common Stock subject to the following rights to acquire beneficial ownership of Common Stock, options to purchase 1,590,000 shares of Common Stock, and warrants to purchase 1,404,167 shares of Common Stock.

The following table sets forth the names and certain other information as of September 6, 1996, as to certain beneficial owners who own more than 5% of the Company's common stock, and as to Charles Smith, owns 100% of the outstanding Series D Preferred Stock.

            Name and Address (1)    Amount and Nature of      Percent of
           of Beneficial Owner      Beneficial Ownership       Class (5)

            Biomerica, Inc.         5,095,725 (2)              27.9%
            Merrill Bothamley         987,733 (3)               5.4%
            Roger S. Wolk             898,858                   4.9%
            Charles Smith             370,483 (4)               2.0%

(1) Biomerica, Inc.' s address is 1533 Monrovia Avenue, Newport Beach CA 92663; Mr. Bothamley's address is 1030 North State Street, Chicago IL 60610; Dr. Wolk's address is 28 Malibu Colony Drive, Malibu CA 90265; Dr. Smith's address is 505 Sauk Path, Oakbrook IL 60521.

(2) Includes 648,333 shares of Common Stock which may be purchased or acquired by Biomerica, Inc. pursuant to stock options and warrants. Mr. J. Irani is President, CEO and a Director of Biomerica, Mr. Z. Irani is the Vice President, Business Development of Biomerica, Dr. Orlando is a Director of Biomerica, and Ms. Moore is the Corporate Secretary of Biomerica.

(3) Includes 166,667 shares of Common Stock which may be purchased or acquired by Mr. Bothamley pursuant to a warrant.

(4) Dr. Smith owns all the outstanding shares of the Series D Preferred Stock. The Series D Preferred Stock has the same voting rights as the Company's common stock.

(5)  See Item 7 under Beneficial Ownership of the Company's Securities (above).

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
                                   ITEM NO. 1
                             ELECTION OF DIRECTORS

      The Directors to be elected at the meeting will hold office until the next annual meeting or until their successors shall be elected and qualified. The persons named in the enclosed proxy card will vote the shares represented by the proxies given to them for the election of the five (5) nominees listed in the table below, unless authority to do so is withheld. The shares represented by proxies will not be voted for a greater number of persons than the number of nominees listed below; however, the proxy holders have the right (subject to the same conditions as apply to cumulation of votes by a shareholder) to cumulate the votes represented by proxies and to distribute the votes among the listed nominees in such manner as they see fit to elect the maximum number of such nominees. If any nominee should not be available for election as a Directors, which the Board of Directors and management do not presently anticipate, the persons named in the enclosed proxy will vote for the election of such other person as the Board of Directors and management may recommend.

      The Board of Directors has nominated the following five persons to serve as Directors until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

     Name                      Age        Position

     Joseph H. Irani            69        Chairman of the Board, Chief Executive
                                          Officer, Secretary, Treasurer, and
                                          Director
     Zackary Irani              30        Director
     Douglas D. Miller          57        President, Chief Operating Officer,
                                          and Director
     Janet Moore                45        Director
     Robert Orlando             58        Director
      Mr. Z. Irani is Mr. J. Irani's nephew and Ms. Moore is Mr. Irani's spouse. There are no other family relationships between any Executive Officers and Directors of the Company.

      The following is a summary of the Directors' experiences with the Company and their other business experience:

      Mr. J. Irani has been a Director of the Company since July 20, 1988. Mr. Irani was elected Chairman of the Board effective October 29, 1992, Chief Executive Officer effective November 11, 1991, and Secretary, Treasurer of the Company effective May 21, 1990, and was President of the Company from October 22, 1990 until January 13, 1992. Mr. Irani has been the President, Chief Executive Officer, and a Director of Biomerica since 1971. Biomerica owns 28.2% of the Company's Common Stock. Mr. Irani also serves as Chairman and as a Director of Allergy Immuno Technologies, Inc., a publicly held corporation controlled by Biomerica.

      Mr. Z. Irani has been a Director of the Company since October 29, 1992. Mr. Irani has been the Vice President, Business Development of Biomerica since July, 1994. Mr. Irani had been Business Development Manager of Biomerica since 1988. Mr. Irani also serves as a Director of Allergy Immuno Technologies, Inc., a corporation controlled by Biomerica.

      Mr. Miller has been a Director of the Company since January 13, 1992. Mr. Miller was elected President of the Company effective January 13, 1992. Prior to joining the Company, Mr. Miller was employed for 9 years at "A" Company as Director, Worldwide Business Development and, prior to that, Director, Domestic and International Sales. "A" Company is a major manufacturer of orthodontic products.

      Ms. Moore was a Director of the Company from October 29, 1992 through November 4, 1994. Ms. Moore has been an employee of Biomerica since 1976 and currently serves as the Secretary of Biomerica.

      Dr. Orlando has been a Director of the Company since July 20, 1988. Dr. Orlando is a professor of pathology and has served as Chief Pathologist of Whittier Hospital in Whittier, California, since 1981 and of Beverly Hospital in Montebello, California, since 1991. Dr. Orlando has also been a professor at the Southern California College of Optometry in Fullerton, California, since 1972. Dr. Orlando is a Director of Biomerica, which owns 28.2% of the Company's Common Stock, and he also is a Director of Allergy Immuno Technologies, Inc., a publicly held corporation controlled by Biomerica.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors met twice during the fiscal year ended May 31, 1996 (the "1996 Fiscal Year"). In 1979, the Board of Directors of the Company created an Executive Committee, which is vested with all the authority of the Board of Directors of the Company, except as restricted by the Company's Bylaws and the California General Corporation Law. The Executive Committee is presently composed by Messrs. J. Irani, Z. Irani, and Miller. The Executive Committee did not meet during the 1996 Fiscal Year.

      The Audit Committee is presently composed of Messrs. J. Irani, Z. Irani, and Dr. Orlando. The Audit Committee met once with the auditors during the 1996 Fiscal Year.

      The Executive Compensation Committee is composed of Messrs. J. Irani, Z. Irani, and Dr. Orlando. The Executive Compensation Committee did not meet in Fiscal 1996.

      Each outside Director is to be paid $500 for each Board or Committee meeting attended and $200 for each telephonic meeting.


                             EXECUTIVE COMPENSATION

      The following table presents, for each of the last three fiscal years, the annual compensation earned by the Chief Executive Officer. Neither the Chief Executive Officer nor any other officer of the Company earned in excess of $100,000 during any of the last three fiscal years.

SUMMARY COMPENSATION TABLE

                                                          Long Term
                                                     Compensation Awards
                                                     Options  (Number of
Name and Principal Position   Year        Salary (1)       Shares)(2)


Joseph H. Irani               1996        $24,369                --
Chairman of the Board,        1995        $ 2,300           729,167 (3)
Chief Executive Officer,      1994        $ 2,300           400,000
Secretary and Treasurer

(1) There were no other forms of compensation earned or paid during the last three fiscal years.

(2) The Company's Board of Directors approved a new Stock Option Plan during Fiscal 1993, terminated the old Stock Option Plan, and canceled all outstanding options, both issued under the old plan and those issued outside the old plan. The options issued in Fiscal 1994 replace those issued in prior years, all of which have been canceled.

(3)   Represents a warrant to purchase common stock.

STOCK OPTIONS

      No stock options were granted to the Company's Chief Executive Officer during fiscal 1996.

OPTIONS EXERCISES AND FISCAL YEAR END VALUES

      The following table presents information for the named officer in the Summary Compensation Table with respect to options exercised during Fiscal 1996 and unexercised options held as of the end of the fiscal year.

           Shares                  Number of              Value of in the
          Acquired             Unexercised Options        Money Options at
            on       Value     at Fiscal Year End         Fiscal Year End (2)
Name     Exercises Realized Exercisable Unexercisable Exercisable Unexercisable


Joseph H.
 Irani     None      None     729,167(1)  None          $45,573        None
Joseph H.
 Irani     None      None     400,000     None          $41,000        None

(1) Represents a warrant to purchase common stock.
(2) Based on closing price for the Company's common stock on the last business day of the fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Committee are Messrs. J. Irani and Z. Irani and Dr. Orlando. Mr. J. Irani has served as the Company's Chief Executive Officer since November 1, 1991. Mr. J. Irani also served as President of the Company from October 22, 1990 through January 13, 1992. The Securities and Exchange Commission requires that Mr. J. Irani's participation on the Committee be characterized as "insider participation" based upon his serving as Chief Executive Officer. The Company's Board of Directors believes Mr. J. Irani's participation on the Committee provides continuity and specific knowledge about individual performances and that no conflicts of interest exist.

                                   ITEM NO. 2
        AMENDMENT OF ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK
                  SPLIT OF OUTSTANDING SHARES OF COMMON STOCK



      The Board of Directors requests authorization to effect a one-for-seven reverse stock split (the "Reverse Stock Split"), of the Company's common stock. The intent of the Reverse Stock Split is to increase the Company's common stock price to over $1.00 per share, which will allow the Company to continue to qualify for quotation on the National Associations of Securities Dealers (NASDAQ) Small Cap Market. The Company had qualified for quotation based on the alternative criteria of equity and public float. However, in June 1995, NASDAQ notified the Company that they were moving to eliminate the alternative criteria and base quotation solely on bid price. The required bid price for listing is a minimum of $1.00 per share.



      Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain 50,000,000 shares. Proportionate voting rights and other rights of shareholders will not be altered by the Reverse Stock Split, other than as a result of rounding of fractional shares up or down. Consummation of the Reverse Stock Split will have no material federal tax consequences to shareholders.

      The Board believes that a decrease in the number of shares of Company's common stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholdings may increase the trading price of such shares to a price more appropriate for continued NASDAQ listing, although no assurance can be given that the market price of the Company's common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. The Board also believes that a NASDAQ SMALL CAP quotation is beneficial to shareholders because this listing enhances the marketability of the Company's common stock. The Company does not anticipate that the Reverse Stock Split will result in a significant reduction in the number of such shareholders.

      An affirmative vote of a majority of the outstanding shares entitled to vote at the meeting is required for approval of the Reverse Stock Split.

      The Board of Directors recommends a vote for approval of the Reverse Stock Split.

                             SECTION 16 COMPLIANCE

      The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by the Company's directors, officers, and persons who beneficially own more than 10% of the Company's stock. To the best of the Company's knowledge and belief, there were no late filings under Section 16 by or for any of the Company's directors and officers during Fiscal 1996. The Company is aware that Dr. Roger Wolk, who at the time was a greater than 10% beneficial owner, sold stock during fiscal 1996 but did not report these sales to the Company. The Company is not aware of any reports Dr. Wolk may have made to the Securities and Exchange Commission.


                            INDEPENDENT ACCOUNTANTS

      Corbin and Wertz has acted as the Company's independent public accountants since the fiscal year ending May 31, 1993. The Company intends to engage their services again to perform the 1997 audit. In connection with its audits for the two most recent years ended May 31, 1996 and 1995 and the subsequent interim period through July 19, 1996, there have been no disagreements with Corbin and Wertz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to their satisfactions, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      The Company expects that a representative of Corbin and Wertz will be present at the Annual Meeting and that their representative will have the opportunity to make a statement if he so desires and will also be available to answer questions.


                               OTHER INFORMATION

PROPOSALS FOR 1997 MEETING

      Any shareholder who desires to submit a proposal for inclusion in the proxy materials or information statements relating to the 1997 Annual Meeting of Shareholders, must deliver the proposal to the Company no later than May 31, 1997. The Company requires that the proposal be in writing and not exceed 500 words.

OTHER BUSINESS

      Management does not intend to bring any other matters before the meeting and has not been informed of such an intention by any other persons. If any other matters requiring the vote of the shareholders properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxies in their discretion, in accordance with their judgment on such matters.

ANNUAL REPORT

      The Annual Report of the Company, which includes the Company's annual report on Form 10-KSB, filed with the Securities and Exchange Commission, for the Fiscal Year ended May 31, 1996, is enclosed with this Proxy Statement. The Company will furnish, without charge, upon written request of any shareholder, who represents in such request that he or she was a beneficial owner of the Company's securities as of September 6, 1996, a copy of the Form 10-KSB. Requests should be addressed to the Company at Office of the Secretary, Lancer Orthodontics, Inc., 253 Pawnee Street, San Marcos, CA 92069-2437.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         /s/ Douglas D. Miller
                                         Douglas D. Miller
                                         President and Chief Operating Officer

                   Proxy Solicited by the Board of Directors
                  for the 1996 Annual Meeting of Shareholders

                      Friday, October 25, 1996, 10:00 a.m.

                           LANCER ORTHODONTICS, INC.

     The undersigned hereby appoints Joseph Irani, Zackary Irani, and Douglas Miller and each of them, with power of substitution to each, true and lawful attorneys, agents, and proxies of the undersigned, to attend, vote, and act for the undersigned, as specified herein, at the 1996 Annual Meeting of Shareholders of Lancer Orthodontics, Inc. (the "Company") to be held on Friday, October 25, 1996, at 10:00 a.m. at Biomerica, Inc.' s Corporate Offices, 1533 Monrovia Avenue, Newport Beach, California 92663, and any adjournment thereof, according to the number of shares of common stock of the Company which the undersigned is entitled to vote, and with all the power which the undersigned would possess if personally present. The shares represent by this proxy will be voted at the meeting as follows:

1. ELECTION OF DIRECTORS:
     FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

     WITHHOLD AUTHORITY to vote for all nominees listed below.  (Instructions:
     To withhold authority to vote for any individual nominee, mark the box immediately preceding the nominee's name)

      Joseph H. Irani      Zackary Irani           Douglas D. Miller
                     Janet Moore             Robert Orlando



    2.    For                  Against                 Abstain
  Proposal to amend the Company's Articles of Incorporation to effect a one-for-seven reverse stock split of the outstanding shares of the Company's common stock.



3.In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

   THIS PROXY IS SOLICITED ON HEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IN THE ELECTION OF DIRECTORS, SAID PROXIES SHALL HAVE DISCRETION AND AUTHORITY TO CUMULATE AND DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY IN SUCH PROPORTIONS AS THEY SEE FIT AMONG THE NOMINEES LISTED ABOVE. IF ANY SUCH NOMINEE IS UNABLKE OR UNWILLING TO SERVE, SAID PROXIES SHALL HAVE DISCRETION AND AUTHORITY TO VOTE IN ACCORDANCE WITH THEIR JUDGMENT FOR OTHER NOMINEES OR TO DISTRIBUTE SUCH VOTES IN SUCH PROPORTIONS AS THEY SEE FIT AMONG THE NOMINEES.

                                                Dated:                 , 1996




                                        IMPORTANT:  In signing this proxy,
                                        please sign your name in the same way as shown on the left. When signing as a fiduciary, please give your full title. If shares are registered in joint names, each owner should sign.

IMPORTANT: Please date and return this proxy promptly in the enclosed envelope. No postage required if mailed in the United States.